UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2009

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota (Address of principal executive offices)	55420 (Zip Code)

Registrant’s telephone number, including area code:                                                                                     (952) 888-8801

                        Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets

As previously disclosed in a Current Report on Form 8-K dated August 12, 2009, The Toro Company, a Delaware corporation, and TCF Inventory Finance, Inc., a Minnesota corporation and direct subsidiary of TCF National Bank (“TCFIF”), established a joint venture in the form of a Delaware limited liability company named Red Iron Acceptance, LLC (“Red Iron”) to provide inventory financing, including floor plan financing and open account financing, to distributors and dealers of products of Toro and certain of its affiliates (“Toro Products”) in the United States and to select distributors of Toro Products in Canada.

In connection with the joint venture, The Toro Company and certain of its wholly-owned subsidiaries (collectively, “Toro”) agreed to sell to Red Iron, in more than one transaction to occur during Toro’s fourth quarter of fiscal 2009 and first quarter of fiscal 2010, certain floor plan and open account receivables from distributors and dealers of Toro Products and certain related assets (“Receivables”).  As previously disclosed in a Current Report on Form 8-K dated October 1, 2009, Red Iron and Toro entered into the first Receivables transaction on October 1, 2009, pursuant to which Red Iron purchased from Toro certain Receivables for an aggregate purchase price of approximately $69.9 million.  On October 9, 2009, Toro and Red Iron entered into a second Receivables transaction having an aggregate purchase price of approximately $2.8 million and, on December 1, 2009, Toro and Red Iron entered into a third Receivables transaction having an aggregate purchase price of approximately $18.1 million.  In each transaction, the purchase price generally represented the face value of, or the purchase price paid for, the Receivables by Toro.

Section 9—Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(a)              Financial Statements of Businesses Acquired.  Not applicable.

(b)              Pro Forma Financial Information.  Not applicable.

(c)              Shell Company Transactions.  Not applicable.

(d)              Exhibits.

Exhibit No.	Description

2.1
Receivable Purchase Agreement, dated as of October 1, 2009, by and among Toro Credit Company, as Seller, The Toro Company, and Red Iron Acceptance, LLC, as Buyer (Incorporated by reference to Exhibit 2.1 to The Toro Company’s Current Report on Form 8-K dated October 1, 2009 and filed with the Securities and Exchange Commission on October 5, 2009 (File No. 1-8649))*

2.2
Repurchase Agreement, dated as of October 1, 2009, by and between The Toro Company and Red Iron Acceptance, LLC (Incorporated by reference to Exhibit 2.2 to The Toro Company’s Current Report on Form 8-K dated October 1, 2009 and filed with the Securities and Exchange Commission on October 5, 2009 (File No. 1-8649))*

              _______________
*
All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: December 3, 2009	By: /s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President, Finance and Chief Financial Officer

THE TORO COMPANY
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
2.1	Receivable Purchase Agreement, dated as of October 1, 2009, by and among Toro Credit Company, as Seller, The Toro Company, and Red Iron Acceptance, LLC, as Buyer*
Incorporated by reference to Exhibit 2.1 to The Toro Company’s Current Report on Form 8-K dated October 1, 2009 and filed with the Securities and Exchange Commission on October 5, 2009 (File No. 1-8649)

2.2	Repurchase Agreement, dated as of October 1, 2009, by and between The Toro Company and Red Iron Acceptance, LLC*
Incorporated by reference to Exhibit 2.2 to The Toro Company’s Current Report on Form 8-K dated October 1, 2009 and filed with the Securities and Exchange Commission on October 5, 2009 (File No. 1-8649)

_______________

*
All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.